UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2009

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 8, 2009, Morgan Stanley (the “Company”) announced that Ruth Porat will become the Company’s Chief Financial Officer, effective January 1, 2010.  At such time, Chief Financial Officer Colm Kelleher will become Co-President of Institutional Securities, overseeing the Sales and Trading business and jointly overseeing Global Capital Markets with Paul J. Taubman.  Mr. Kelleher will no longer serve in the capacity of Chief Financial Officer, effective December 31, 2009.

On December 8, 2009, the Company announced that Thomas R. Nides will become the Company’s Chief Operating Officer, overseeing the Company’s Firmwide Operations and Technology, among other administrative functions, effective January 1, 2010.

As previously announced, Walid A. Chammah will become Chairman and CEO of Morgan Stanley International, effective January 1, 2010.  Mr. Chammah will no longer serve in the capacity of Co-President of the Company as of December 31, 2009.

Co-President James P. Gorman will become the Company’s Chief Executive Officer, as previously announced, effective January 1, 2010, and will also become the Company’s President at that time.

Ms. Porat, 52, is a Vice Chairman in the Investment Banking Division, where she has most recently served as Global Head of the Company’s Financial Institutions Group since September 2006.  Previously, Ms. Porat was Chairman of the Financial Sponsors Group (July 2004 to September 2006) within the Company’s Investment Banking Division, where she also held numerous management roles, including Co-Head of the Global Technology Group.

Mr. Nides, 48, has served as Executive Vice President, Chief Administrative Officer and Secretary since September 2005.  Previously, Mr. Nides served as Worldwide President and Chief Executive Officer of Burson-Marsteller (November 2004 to August 2005).  Mr. Nides previously worked at the Company from 1996 to 1999.

Mr. Gorman, 51, has served as Co-President of the Company since December 2007 and Co-Head of Strategic Planning since October 2007.  He was also named Chairman of the Morgan Stanley Smith Barney joint venture in January 2009.  Previously, Mr. Gorman was President and Chief Operating Officer of the Global Wealth Management Group (February 2006 to April 2008).  Prior to joining the Company, Mr. Gorman was Head of Corporate Acquisitions, Strategy and Research at Merrill Lynch & Co., Inc. (July 2005 to August 2005) and President of the Global Private Client business at Merrill Lynch (December 2002 to July 2005).

The Company’s related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
Exhibit
Number	Description
99.1	Press release of the Company dated December 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	December 14, 2009	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Assistant Secretary and Counsel